SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                                     EQCS3c 9/96


--------------------------------------------------------------------------------
                              THIRD QUARTER REPORT

--------------------------------------------------------------------------------

                                    SELIGMAN
                                  COMMON STOCK
                                   FUND, INC.

--------------------------------------------------------------------------------

                               SEPTEMBER 30, 1996

                                     [LOGO]
--------------------------------------------------------------------------------
                            A GROWTH AND INCOME FUND
                              ESTABLISHED IN 1930

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Common Stock Fund had a modest third quarter. As a result, the Fund continued to lag the Standard & Poor's 500 Composite Stock Price Index for the three and nine months ended September 30, 1996. Specific performance information and a discussion with your Portfolio Manager about the past three months begin on page 2.

     In the third quarter of 1996, the economy continued to grow at a healthy pace with virtually no inflationary repercussions and no action from the Federal Reserve Board to alter interest rates. Reports issued in September reflected the economy's health, showing improvement in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     Despite the Fed's unchanging position on interest rates in the third quarter, the apprehension surrounding each Fed meeting continued to have a significant influence on the financial markets. In the equity markets, July was marked by a correction, August by a recovery, and September by a series of record-breaking highs. Continuing the year's trend, the bond markets rose or fell with the release of each new economic report. Following the Fed's September 24 decision to maintain the current fed funds rate, the yield on the 30-year Treasury bond declined modestly. For the remainder of the month, the yield ranged from 6.89% to 6.98%, ending the quarter at 6.92%.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     We welcome Odette Galli as Co-Portfolio Manager of Seligman Common Stock Fund, Inc. Ms. Galli has been with J. & W. Seligman & Co. Incorporated since 1993, has been a member of the Seligman Growth and Income Team since early 1995, and has 15 years of investment experience.

     We thank you for your continued interest in Seligman Common Stock Fund, and look forward to serving your investment needs in the many years to come.

 By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman

                                                                /s/Brian T. Zino
                                                                ----------------
                                                                Brian T. Zino
                                                                President

October 30, 1996

IMPORTANT TELEPHONE NUMBERS

SHAREHOLDER
SERVICES
(800) 221-2450

RETIREMENT PLAN
SERVICES
(800) 445-1777

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PHOTO]

--------------------------------------------------------------------------------

CHARLES C. SMITH, JR.

HOW DID SELIGMAN COMMON STOCK FUND PERFORM IN THE PAST THREE MONTHS?

Seligman Common Stock Fund modestly lagged the Standard & Poor's 500 Composite Stock Price Index (S&P 500) in the third quarter of 1996 and for the nine months ended September 30, 1996. However, we continued to maintain a very attractive yield, significantly above the average yield of the Growth and Income Funds universe as measured by Lipper Analytical Services, a prominent mutual fund ranking service. Additionally, the Fund has increased its dividend in each of the past 52 years for Shareholders who reinvest capital gains. It is the only mutual fund that can boast such a record.

WHAT ECONOMIC FACTORS INFLUENCED THE FUND IN THE QUARTER?

Economic growth continued to spark fears of inflation and interest rate increases in the third quarter of 1996. Strong employment data sent the equity markets reeling in July, and interest rates spiked briefly but stabilized in August and September as economic news started to indicate a slowdown. As fears of an imminent Federal Reserve Board tightening subsided, the equity markets regained strength to set new highs by the end of the third quarter, improving the valuations of your Fund's holdings. Additionally, the fact that most corporate profit reports either met or exceeded Wall Street's expectations fueled the equity markets.

WHAT MARKET TRENDS AFFECTED THE FUND IN THE PAST THREE MONTHS?

The short-term investment mentality that took hold of market participants this year continued in the third quarter, prompting exaggerated changes in the equity markets with each new economic report. Large- and mid-cap growth companies continued to be the pace setters within the equity markets. Large-cap stocks with solid dividend histories captured the interest of investors concerned with a possible slowdown in economic expansion. Growth stocks benefited from the positive outlook for corporate profits and the diminishing probability of inflation-related increases in interest rates. Due to the Fund's strategic orientation toward value in its stock selection, it participated in the market's appreciation to a lesser extent than did funds with more of a growth orientation. The industry leaders in the portfolio, however, continued to do well, rising in the wake of the July depreciation.

     Abroad, the continued dominance of the US equity markets and the US dollar made international gains seem lackluster and dampened the Fund's performance somewhat over the quarter. In the international markets, we have been heavily overweighted in finance and utilities as these sectors have better prospects overseas than domestically.

WHAT INDUSTRIES AFFECTED THE PORTFOLIO'S PERFORMANCE THIS QUARTER?

In the past three months, we continued to profit from our exposure to technology through convertible issues. Blue-chip technology holdings posted strong earnings in the third quarter, despite their July correction, and propelled the market's September rise. Specifically, a number of semiconductor companies saw significantly improved market performance after suffering from ongoing inventory problems in the first six months of the year. These stocks followed the lead of PC makers, whose sales were stronger than expected.

================================================================================

--------------------------------------------------------------------------------

   The large-cap consumer staples holdings in the portfolio also provided a broadly positive contribution to the Fund's performance in the quarter. However, we view this sector as fully valued and have decreased our weighting throughout the year. Finally, the Fund's core energy holdings contributed to the third quarter gains, as energy stocks were particularly strong due to the current reductions in natural gas reserves and the increases in oil prices.

WHAT INDUSTRIES PERFORMED POORLY WITHIN THE PORTFOLIO?

Electric utilities had a weak quarter due to continued industry-wide deregulation and competitive pricing issues. We were overweighted in utilities because they generally played an important part in meeting your Fund's income objective this year. However, our conservative approach, which focuses on utility stocks that distribute proportionately less of their profits but have more stable dividends, reduced the impact of the sector's poor performance. We also trimmed this sector's weighting somewhat over the quarter.

WHAT IS YOUR OUTLOOK?

Throughout the third quarter, we continued to purchase solid blue-chip companies with strong dividend growth histories at the low end of their historical price ranges. We also purchased companies with recent positive restructuring efforts whose valuations have not caught up to their potential earnings growth prospects. Therefore, we anticipate that the Fund's value orientation will improve its results as the economy shows greater evidence of moderating. Until then, we remain substantially invested, profiting from the ongoing strength of the US equity markets.

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*


For Periods Ended September 30, 1996                                       AVERAGE ANNUAL
                                                            -----------------------------------------------
                          CLASS B                                                               CLASS D
                           SINCE                                                                 SINCE
                         INCEPTION    THREE       NINE        ONE         FIVE         10       INCEPTION
                          4/22/96     MONTHS      MONTHS      YEAR        YEARS       YEARS      5/3/93
                       ------------- ---------  ----------   ------      -------     ------- --------------
CLASS A
With Sales Charge            n/a      (4.00)%      4.44%       8.21%      12.09%       11.99%       n/a
Without Sales Charge         n/a       0.81        9.67       13.58       13.18        12.54        n/a

CLASS B
With 5% CDSL               (1.06)%    (4.34)        n/a         n/a         n/a          n/a        n/a
Without CDSL                3.94       0.66         n/a         n/a         n/a          n/a        n/a

CLASS D
With 1% CDSL                 n/a      (0.34)       8.06       11.71         n/a          n/a        n/a
Without CDSL                 n/a       0.66        9.06       12.71         n/a          n/a      11.81%

S&P 500**                   6.15+      3.09       13.50       20.33       15.23        14.95      16.99++





NET ASSET VALUE
                                      SEPTEMBER 30, 1996   JUNE 30, 1996  MARCH 31, 1996      DECEMBER 31, 1995
                                     -------------------   -------------  --------------      -----------------

CLASS A                                    $15.00             $14.97          $14.83                $14.19
CLASS B                                     14.97              14.93           14.80+++                n/a
CLASS D                                     14.97              14.93           14.80                 14.16



DIVIDEND AND CAPITAL GAIN INFORMATION
For the Nine Months Ended  September 30, 1996
                                                                                         CAPITAL GAIN
                                                                             -----------------------------------
                                      DIVIDEND PAID       CAPITAL GAIN PAID      REALIZED          UNREALIZED(0)
                                   ------------------  ----------------------   ----------       ---------------
CLASS A                                   $0.260              $0.292              $0.829             $3.954
CLASS B                                    0.116***            0.292               0.829              3.954
CLASS D                                    0.173               0.292               0.829              3.954

</TABALE>



----------

  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial
    4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after
    January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load
    ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter.
    Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500 is an unmanaged index that assumes reinvestment of estimated dividends, and does not reflect fees and expenses. Investors may not invest directly in an index.
*** For the period April 22, 1996, to September 30, 1996.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
(0) Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1996.

                                                                              4
4

================================================================================

SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
During Past Three Months
                                      SHARES OR
                                   PRINCIPAL AMOUNT
                                ------------------------
                                              HOLDINGS
ADDITIONS                         INCREASE     9/30/96
-----------                      ----------- -----------
COMMON STOCKS
AMP...........................    100,000shs.  150,000shs.
Caliber System................    100,000      208,400
Central & South West..........    250,000      250,000
Entergy.......................    100,000      250,000
PECO Energy...................    140,000      140,000
Pharmacia & Upjohn............    125,000      125,000
Sandoz........................      1,700        1,700
Unicom........................    250,000      250,000
Worthington Industries........    260,000      260,000

CONVERTIBLE BONDS
BroadBand Technologies 5%,
  5/15/2001................... $3,750,000   $3,750,000



                                        SHARES
                                ------------------------
                                              HOLDINGS
REDUCTIONS                        DECREASE     9/30/96
-------------                    ----------- -----------
COMMON STOCKS
American Stores...............    171,000           --
American Telephone &
  Telegraph...................     75,000           --
Anadarko Petroleum............    100,000           --
Carolina Power and Light......    200,000           --
Edison International..........    400,000           --
FPL Group.....................    160,000           --
Knight-Ridder.................    100,000      100,000
Mallinckrodt Group............    100,000           --
Schweitzer-Mauduit International  140,000           --
Unifi.........................    175,000           --


Largest portfolio changes from previous quarter to current quarter are based on cost of purchases and proceeds from sales of securities.







MAJOR PORTFOLIO HOLDINGS
At September 30, 1996

SECURITY                                       VALUE
---------                                   ----------
General Electric........................   $13,650,000
Royal Dutch Petroleum...................    10,148,125
American International Group............    10,075,000
Procter & Gamble........................     9,750,000
Omnicom Group...........................     9,350,000
Schering-Plough.........................     9,225,000
Sara Lee................................     8,937,500
Bank of New York........................     8,812,500
General Signal..........................     8,800,000
Colgate-Palmolive.......................     8,687,500


PORTFOLIO COMPOSITION
At September 30, 1996

[The following table represents a pie chart in the printed piece]

     Common Stocks                     82.9%
     Short-Term Holdings and Other      8.6%
     Convertible Bonds                  5.9%
     Convertible Preferred Stocks       2.6%

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                   ------       -----
COMMON STOCKS  82.9%

ADVERTISING  1.3%
Omnicom Group................    200,000     $ 9,350,000
                                           -------------

AEROSPACE/DEFENSE  2.0%
General Dynamics.............     50,000       3,443,750
General Motors (Class H).....     75,000       4,331,250
United Technologies..........     50,000       6,006,250
                                           -------------
                                              13,781,250
                                           -------------

APPAREL AND TEXTILES  0.8%
Liz Claiborne................    150,000       5,587,500
                                           -------------

AUTOMOTIVE AND
   RELATED  1.9%
Autoliv (ADRs)*+.............     20,000         870,000
Echlin.......................    200,000       6,275,000
Genuine Parts................    100,000       4,375,000
Volkswagen...................     19,000       1,417,588
                                           -------------
                                              12,937,588
                                           -------------

CHEMICALS  2.0%
Bayer........................     76,000       2,776,957
Dow Chemical.................    100,000       8,025,000
Olin.........................     40,000       3,360,000
                                           -------------
                                              14,161,957
                                           -------------
CONSTRUCTION  0.7%
Sherwin-Williams.............    100,000       4,637,500
                                           -------------

CONSUMER GOODS AND
   SERVICES  8.8%
Adidas.......................     13,646       1,243,840
Allied Domecq................    230,000       1,616,950
Christian Dior...............     10,000       1,169,681
Coca-Cola....................    150,000       7,631,250
Colgate-Palmolive............    100,000       8,687,500
Eastman Kodak................    100,000       7,850,000
First Brands.................    200,000       5,225,000
Gillette.....................     50,000       3,606,250
International Flavors &
   Fragrances................    100,000       4,362,500
PepsiCo......................    200,000       5,650,000
Procter & Gamble.............    100,000       9,750,000
Rubbermaid...................    185,000       4,532,500
                                           -------------
                                              61,325,471
                                           -------------
DRUGS AND HEALTH
   CARE  5.2%
Abbott Laboratories..........     75,000       3,693,750
American Home Products.......     60,000       3,825,000
Bard (C.R.)..................    150,000       4,668,750
Baxter International.........     80,000       3,740,000
Bristol-Myers Squibb.........     40,000       3,855,000
Pharmacia & Upjohn...........    125,000       5,156,250
Sandoz.......................      1,700       2,041,627
Schering-Plough..............    150,000       9,225,000
                                           -------------
                                              36,205,377
                                           -------------
ELECTRIC AND GAS
   UTILITIES  6.7%
Central & South West.........    250,000       6,500,000
CINergy......................    250,000       7,718,750
Empresa Nacional de
   Electricidad (ADRs).......     50,000       2,968,750
Entergy......................    250,000       6,750,000
Hong Kong Electric...........  1,800,000       5,819,216
PECO Energy..................    140,000       3,325,000
Unicom.......................    250,000       6,281,250
VEBA.........................     45,000       2,358,372
Williams Cos.................    100,000       5,100,000
                                           -------------
                                              46,821,338
                                           -------------
ELECTRONICS  0.7%
Motorola.....................    100,000       5,162,500
                                           -------------

ENERGY  7.1%
Atlantic Richfield...........     50,000       6,375,000
Enron........................    150,000       6,112,500
Mobil........................     50,000       5,787,500
PanEnergy....................    200,000       6,925,000
Royal Dutch Petroleum........     65,000      10,148,125
Schlumberger.................     75,000       6,337,500
Texaco.......................     70,000       6,440,000
Total S.A. (Class B).........     15,396       1,211,990
                                           -------------
                                              49,337,615
                                           -------------
ENVIRONMENTAL
   SERVICES  0.4%
Browning-Ferris Industries...    100,000       2,500,000
                                           -------------

------------------------
See footnotes on page 9.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                  ------        -----
FINANCE AND
   INSURANCE  13.2%
Ahmanson (H.F.)..............    150,000     $ 4,200,000
American International Group.    100,000      10,075,000
Aon..........................    100,000       5,425,000
AXA..........................     20,045       1,201,039
Banco de Santander (ADSs)....     50,000       2,599,829
Bank of New York.............    300,000       8,812,500
Bankers Trust................    100,000       7,862,500
Citicorp.....................     50,000       4,531,250
Federal National Mortgage
   Association...............    200,000       6,975,000
Fleet Financial Group........    150,000       6,675,000
General Re...................     50,000       7,087,500
Great Western Financial......    200,000       5,300,000
Grupo Financiero Banamex
   Accival (Class B).........    551,000       1,195,221
Household International......     50,000       4,112,500
HSBC Holdings................     50,000         927,842
ING Groep....................    100,636       3,142,117
Irish Life...................    380,000       1,526,136
Mellon Bank..................     70,000       4,147,500
National Australia Bank (ADRs)    50,000       2,643,750
St. Paul Companies...........     60,000       3,330,000
                                           -------------
                                              91,769,684
                                           -------------

FOOD  5.8%
Campbell Soup................    100,000       7,800,000
ConAgra......................    150,000       7,387,500
CPC International............    100,000       7,487,500
General Mills................    100,000       6,037,500
Sara Lee.....................    250,000       8,937,500
Sysco........................    100,000       3,362,500
                                           -------------
                                              41,012,500
                                           -------------

INDUSTRIAL EQUIPMENT  5.9%
AMP..........................    150,000       5,812,500
BTR..........................    320,000       1,355,313
Cooper Industries............     75,000       3,243,750
Emerson Electric.............     50,000       4,506,250
General Electric.............    150,000      13,650,000
General Signal...............    200,000       8,800,000
Mannesmann...................      4,000       1,499,853
Pacific Dunlop...............  1,100,000       2,280,383
                                           -------------
                                              41,148,049
                                           -------------

LEISURE AND
   ENTERTAINMENT  0.2%
Mandarin Oriental............    300,000       $ 444,000
Television Broadcast.........    300,000       1,115,350
                                           -------------
                                               1,559,350
                                           -------------

METALS AND MINING  0.4%
Reynolds Metals..............     50,000       2,556,250
                                           -------------

OFFICE EQUIPMENT  1.1%
Pitney Bowes.................    150,000       7,893,750
                                           -------------

PAPER AND PACKAGING  1.8%
International Paper..........    175,000       7,437,500
Kimberly-Clark...............     50,000       4,406,250
Stora Kopparbergs (Class B)..     80,000       1,019,769
                                           -------------
                                              12,863,519
                                           -------------

PRINTING AND PUBLISHING  2.5%
Donnelley (R.R.).............    100,000       3,225,000
Elsevier.....................    130,000       2,151,085
Knight-Ridder ...............    100,000       3,700,000
Reader's Digest (Class A)....    100,000       4,087,500
Tribune......................     50,000       3,900,000
                                           -------------
                                              17,063,585
                                           -------------

RESTAURANTS  0.5%
McDonald's...................     80,000       3,790,000
                                           -------------

RETAIL TRADE  2.7%
May Department Stores........    100,000       4,862,500
Sears, Roebuck...............    100,000       4,475,000
Tesco........................    184,600         877,229
Wal-Mart.....................    200,000       5,275,000
Woolworth....................    150,000       3,093,750
                                           -------------
                                              18,583,479
                                           -------------

STEEL  1.3%
Nucor........................     60,000       3,045,000
Pohang Iron & Steel (ADRs)...     40,000         855,000
Worthington Industries.......    260,000       5,248,750
                                           -------------
                                               9,148,750
                                           -------------

TELECOMMUNICATIONS  1.2%
Alcatel Alsthom..............     17,000       1,433,731
Frontier.....................    150,000       3,993,750
Indosat (ADRs)...............     13,100         432,300
Olivetti.....................    651,000         238,492
Tele Danmark (ADSs)..........     70,000       1,653,750
Telecom Italia-Di Risp.......    585,000         725,899
                                           -------------
                                               8,477,922
                                           -------------


------------------------
See footnotes on page 9.

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

                                 SHARES OR
                                 PRIN. AMT.       VALUE
                                 ----------       -----
TELEPHONE UTILITIES  2.8%
ALLTEL.......................    250,000shs. $ 6,968,750
NYNEX........................     75,000       3,262,500
SBC Communications...........     75,000       3,609,375
U.S. West....................    200,000       5,950,000
                                           -------------
                                              19,790,625
                                           -------------

TOBACCO  2.0%
B.A.T. Industries............    200,000       1,332,453
Philip Morris................     75,000       6,731,250
UST Inc......................    200,000       5,925,000
                                           -------------
                                              13,988,703
                                           -------------

TRANSPORTATION  1.4%
British Airways (ADRs).......     21,000       1,730,400
Caliber System...............    208,400       3,360,450
Conrail......................     50,000       3,618,750
Jurong Shipyard..............    150,000         729,759
                                           -------------
                                               9,439,359
                                           -------------

MISCELLANEOUS/
   DIVERSIFIED  2.5%
Corning (Delaware)...........   200,000        7,800,000
Minnesota Mining &
   Manufacturing.............     50,000       3,493,750
Tenneco......................    119,500       5,989,938
                                           -------------
                                              17,283,688
                                           -------------

TOTAL COMMON STOCKS
   (Cost $400,090,681) ......                578,177,309
                                           -------------
CONVERTIBLE BONDS  5.9%

INSURANCE  0.2%
Liblife International 6 1/2%,
   9/30/2004................. $1,000,000       1,307,500
                                           -------------

LEISURE AND RELATED  0.3%
Bell Sports 4 1/4%, 11/15/2000  2,500,000      1,909,375
                                           -------------

RETAIL TRADE  1.1%
The Pep Boys 4%, 9/1/2001....  5,000,000       5,281,250
Price 6 3/4%, 3/1/2001.......  2,000,000       2,110,000
                                           -------------
                                               7,391,250
                                           -------------

TECHNOLOGY  1.9%
Bay Networks 5 1/4%,5/15/2003+ 3,500,000       3,342,500
BroadBand Technologies 5%,
   5/15/2001+................  3,750,000       3,075,000
Conner Peripherals 6 1/2%,
   3/1/2002..................  2,000,000       2,285,000
Data General 7 3/4%, 6/1/2001  3,000,000       2,985,000
Xilinx 5 1/4%, 11/1/2002+....  2,000,000       1,940,000
                                           -------------
                                              13,627,500
                                           -------------

TRANSPORTATION  0.2%
Nippon Yusen 2%, 9/29/2000...140,000,000**     1,438,283
                                           -------------

MISCELLANEOUS/
   DIVERSIFIED  2.2%
MascoTech 4 1/2%, 12/15/2003. $3,000,000       2,302,500
Teco Electric & Machinery 2 3/4%,
   4/15/2004.................  1,500,000       1,170,000
Thermo Electron 5%, 4/15/2001+ 3,000,000       5,550,000
TNT Pacific Finance 9%,
   7/27/1998.................  5,000,000++     3,926,578
TriMas 5%, 8/1/2003.......... $2,000,000       2,210,000
                                           -------------
                                              15,159,078
                                           -------------
TOTAL CONVERTIBLE BONDS
   (Cost $35,234,982) .......                 40,832,986
                                           -------------
CONVERTIBLE PREFERRED STOCKS  2.6%

INSURANCE  0.7%
Alexander & Alexander
   (Series A) $3.625+........   100,000 shs.   4,637,500
                                           -------------

PAPER  0.3%
International Paper $4.00+...    40,000        1,920,000
                                           -------------

RETAIL TRADE  0.5%
Kmart Financing 7 3/4%.......    75,000        3,665,625
                                           -------------

TELECOMMUNICATIONS  0.2%
Mobile Telecommunication
   Technologies $2.25+.......    75,000        1,790,625
                                           -------------
----------
See footnotes on page 9.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                               SHARES OR
                               PRIN. AMT.       VALUE
                               ----------       -----
TRANSPORTATION  0.9%
GATX $3.875..................    70,000shs.  $ 3,990,000
Sea Containers $4.00.........    50,000        2,362,500
                                           -------------
                                               6,352,500
                                           -------------

TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $18,115,852) .......                 18,366,250
                                           -------------
SHORT-TERM HOLDINGS  8.2%
National Westminster Bank,
   Nassau, Fixed Time Deposit,
  5 3/4%, 10/1/1996..........$28,710,000      28,710,000
Union Bank of Switzerland,
   Grand Cayman, Fixed
   Time Deposit,
   5 3/8%, 10/1/1996......... 28,710,000      28,710,000
                                           -------------

TOTAL SHORT-TERM
   HOLDINGS
   (Cost $57,420,000) ..................      57,420,000
                                           -------------

TOTAL INVESTMENTS  99.6%
   (Cost $510,861,515) .................     694,796,545

OTHER ASSETS LESS
   LIABILITIES  0.4% ...................       2,858,592
                                           -------------

NET ASSETS 100.0% ......................    $697,655,137
                                           =============
----------

  * Non-income producing security.
 ** Principal amount reported in Japanese yen.
  + Rule 144A security.
 ++ Principal amount reported in Australian dollars.
Note: Investments in common stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales price or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

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